SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

GOLDEN CYCLE GOLD CORPORATION

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Title of each class of securities to which transaction applies:

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Total fee paid:

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Fee paid previously with preliminary materials

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Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

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GOLDEN CYCLE GOLD CORPORATION

1515 South Tejon

Colorado Springs, Colorado  80906

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 9, 2004

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NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of GOLDEN CYCLE GOLD CORPORATION (the "Corporation"), a Colorado corporation, will be held at the Sheraton Colorado Springs Hotel, Colorado Springs, Colorado, on June 9, 2004, at 9:00 a.m. (local time) for the following purposes:

1.  To elect five (5) directors of the Corporation to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified; and

2.  To approve increasing the authorized common stock of the Corporation to 100,000,000 shares; and

3.  To ratify the appointment of Ehrhardt, Keefe, Steiner & Hottman, P.C. ("EKS&H") as independent auditors to audit the books and records of the Corporation at the close of the current year; and

4.  To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof,

all as more fully set forth in the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on April 30, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting.  The books for transfer of shares of the Corporation will not be closed.

A copy of the Company’s Annual Report for the fiscal year ended December 31, 2003 is enclosed herewith.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors,

Barbara E. Woodside

Corporate Secretary

May 13, 2004